UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 15, 2022

Seer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
3800 Bridge Parkway, Suite 102
Redwood City, California 94065
(Address of principal executive offices, including zip code)

650-453-0000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2022, Seer, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the meeting in person or by proxy were holders of the Company's Class A and Class B common stock, representing 81,010,611, or approximately 81.9%, of the 98,935,780 eligible votes, constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.To elect three Class II directors to serve until the 2025 Annual Meeting of stockholders or until their respective successors are duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.A non-binding, advisory vote on frequency of advisory votes on executive compensation.

Proposal One – Election of Directors

The table below presents the voting results of the election of the three Class II directors to the Company’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Percent of Voted	Broker Non-Votes
Robert S. Langer Sc.D.	63,252,395	13,786,108	82.1%	3,972,108
Rachel Haurwitz Ph.D.	76,897,910	140,593	99.8%	3,972,108
Dipchand (Deep) Nishar	75,642,034	1,396,469	98.2%	3,972,108

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,003,353	2,252	5,006	—

Proposal Three – Non-binding, Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The Company’s stockholders elected to approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
24,429,117	4,389,871	48,204,382	—	3,987,241

The frequency of three years received the highest number of votes cast by stockholders at the Annual Meeting. Based on the recommendation of the board of directors of the Company in the proxy statement for the Annual Meeting and these advisory vote results, the Company will hold future Say-on-Pay votes every three years until the next required non-binding advisory vote on the frequency of Say-on-Pay votes, which is required to occur no later than the Company’s 2028 Annual Meeting of Stockholders.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description
104    Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

Date: June 17, 2022	By:	/s/ David Horn
David Horn
Chief Financial Officer